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EXHIBIT 10.7

                   EYE DYNAMICS INC. -- HRL LABORATORIES, LLC

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is made as of November 18, 2002, by and between HRL Laboratories, LLC ("HRL"), having a principal place of business at 3011 Malibu Canyon Road, Malibu, California 90265, and Eye Dynamics Inc. ("EDI"), located at 2301 West 205th Street, Suite 106, Torrance, CA 90501. HRL and EDI may be referred to individually as a "Party" or collectively as the "Parties."

         The Parties to this Agreement are Parties to a Technology Development Agreement of even date herewith (the "TDA"). In order to induce HRL to enter into the TDA, EDI has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to HRL's obligations under the TDA. Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in Article 5 hereof.

         The Parties hereto agree as follows:

1.       DEMAND REGISTRATION.

         (a) REQUESTS FOR REGISTRATION. At any time after the 1st anniversary of the Effective Date under the TDA or such earlier time as EDI has completed a public offering of its securities under the Securities Act, holders of Registrable Securities may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or any similar long-form registration ("LONG-FORM REGISTRATIONS"), or Form S-2 or S-3 or any similar short-form registration ("SHORT-FORM REGISTRATIONS"), if available. All registrations requested pursuant to this Section 1.1 are referred to herein as "DEMAND REGISTRATIONS." Holders of Registrable Securities may make up to three
(3) Demand Registrations in any order or combination of Long-Form Registrations or Short-form Registrations. Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, EDI shall give written notice of such requested registration to all other holders of Registrable Securities and, subject to the terms of Section 1.4 hereof, shall include in such registration all Registrable Securities with respect to which EDI has received written requests for inclusion therein within 15 days after the receipt of EDI's notice.

         (b) EXPENSES. EDI shall pay all Registration Expenses associated with a Demand Registration. A registration shall not count as one of the permitted Demand Registrations until it has become effective and the last or any subsequent Demand Registration pursuant to Section 1.1 above shall not count as one of the permitted Demand Registrations unless the holders of Registrable Securities are able to register and sell at least 90% of the Registrable Securities they have requested to be included in such registration; provided that in any event EDI shall pay all Registration Expenses in connection with any registration initiated whether or not it has become effective and whether or not such registration has counted as one of the permitted Demand Registrations.



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         (c) PRIORITY ON DEMAND REGISTRATIONS. If a Demand Registration is an
underwritten offering and the managing underwriters advise EDI in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to HRL (or, if HRL is not participating in such offering, holders of a majority of the Registrable Securities participating in such offering) without adversely affecting the marketability of the offering, EDI shall include in such registration prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering without adversely affecting the marketability of the offering, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder.

         (d) RESTRICTIONS ON DEMAND REGISTRATIONS. EDI shall not be obligated to effect any Demand Registration within 180 days after the effective date of a previous Demand Registration. EDI may postpone for up to 90 days the filing or the effectiveness of a registration statement for a Demand Registration if EDI and HRL (or, if HRL is not participating in such offering, holders of a majority of the Registrable Securities participating in such offering) agree that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by EDI to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or similar transaction; provided that in such event, shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and EDI shall pay all Registration Expenses in connection with such registration.

         (e) SELECTION OF UNDERWRITERS. The holders of a majority of the Registrable Securities included in any Demand Registration shall have the right to select the investment banker(s) and manager(s) to administer the offering, subject to EDI's approval which shall not be unreasonably withheld or delayed.

2.       PIGGYBACK REGISTRATIONS.

         (a) RIGHT TO PIGGYBACK. Whenever EDI proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration which shall be governed by Section 1 above) and the registration form to be used may be used for the registration of Registrable Securities (a "PIGGYBACK REGISTRATION"), EDI shall give prompt written notice (in any event within three business days after its receipt of notice of any exercise of demand registration rights other than under this Agreement) to all holders of Registrable Securities of its intention to effect such a registration and, subject to the terms of Sections 2(c) and 2(d) hereof, shall include in such registration all Registrable Securities with respect to which EDI has received written requests for inclusion therein within 20 days after the receipt of EDI's notice.

         (b) PIGGYBACK EXPENSES. The Registration Expenses of the holders of Registrable Securities shall be paid by EDI in all Piggyback Registrations.

         (c) PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback Registration is an underwritten primary registration on behalf of EDI, and the managing underwriters advise EDI in writing that in their opinion the number of securities requested to be included in such registration exceeds the number

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which can be sold in an orderly manner in such offering within a price range acceptable to EDI, in such offering without adversely affecting the marketability of the offering, EDI shall include in such registration (i) first, the securities EDI proposes to sell, (ii) second, the Registrable Securities HRL requested to be included in such registration, (iii) third, the Registrable Securities requested to be included in such registration by other holders of Registrable Securities, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and
(iii) fourth, other securities requested to be included in such registration.

         (d) PRIORITY ON SECONDARY REGISTRATIONS. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of EDI's securities, and the managing underwriters advise EDI in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, in such offering without adversely affecting the marketability of the offering, EDI shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the Registrable Securities HRL requested to be included in such registration, (iii) third, the Registrable Securities requested to be included in such registration by other holders of Registrable Securities, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and (iii) fourth, other securities requested to be included in such registration.

         (e) SELECTION OF UNDERWRITERS. If any Piggyback Registration is an underwritten offering, the selection of investment banker(s) and manager(s) for the offering must be approved by the holders of a majority of the Registrable Securities included in such Piggyback Registration. Such approval shall not be unreasonably withheld or delayed.

3.       HOLDBACK AGREEMENTS.

         (a) HOLDBACK AGREEMENTS.

                  (i) Each holder of Registrable Securities shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of EDI, or any securities convertible into or exchangeable or exercisable for such securities, during a period not to exceed the seven days prior to and the 90-day period (or 180-day period with respect to any initial public offering) beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included (except as part of such underwritten registration) or such lesser period made available to directors, officers or 85% stockholders of EDI, unless the underwriters managing the registered public offering otherwise agree.

                  (ii) EDI (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 90-day period (or 180-day period with respect to any initial public offering) beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or

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         pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) shall cause each holder of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from EDI at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

4.       REGISTRATION PROCEDURES.

         (a) Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, EDI shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof and pursuant thereto EDI shall as expeditiously as possible:

                  (i) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, EDI shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

                  (ii) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                  (iii) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                  (iv) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that EDI shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subSection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

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                  (v) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, EDI shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                  (vi) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

                  (vii) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

                  (viii) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of EDI, and cause EDI's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement; and

                  (ix) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of EDI's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
         Section 11(a) of the Securities Act and Rule 158 thereunder.

         (b) REGISTRATION EXPENSES.

                  (i) All expenses incident to EDI's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for EDI and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by EDI (all such expenses being herein called "REGISTRATION EXPENSES"), shall be borne as provided in this Agreement,

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         except that EDI shall, in any event, pay its internal expenses
         (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by EDI are then listed or on the NASD automated quotation system.

                  (ii) In connection with each Demand Registration and each Piggyback Registration, EDI shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and expenses and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration.

                  (iii) To the extent Registration Expenses are not required to be paid by EDI, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

         (c) INDEMNIFICATION.

                  (i) EDI agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to EDI by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after EDI has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, EDI shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

                  (ii) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to EDI in writing such information and affidavits as EDI reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify EDI, its directors and officers and each Person who controls EDI (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration

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         statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

                  (iii) Any Person entitled to indemnification hereunder shall
         (i) give prompt written notice to the indemnifying Party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying Party) and (ii) unless in such indemnified Party's reasonable judgment a conflict of interest between such indemnified and indemnifying Parties may exist with respect to such claim, permit such indemnifying Party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified Party. If such defense is assumed, the indemnifying Party shall not be subject to any liability for any settlement made by the indemnified Party without its consent (but such consent shall not be unreasonably withheld). An indemnifying Party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all Parties indemnified by such indemnifying Party with respect to such claim, unless in the reasonable judgment of any indemnified Party a conflict of interest may exist between such indemnified Party and any other of such indemnified Parties with respect to such claim.

                  (iv) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified Party or any officer, director or controlling Person of such indemnified Party and shall survive the transfer of securities. EDI also agrees to make such provisions, as are reasonably requested by any indemnified Party, for contribution to such Party in the event EDI's indemnification is unavailable for any reason.

         (d) PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; PROVIDED THAT no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to EDI or the underwriters (other than representations and warranties regarding such holder and such holder's intended method of distribution) or to undertake any indemnification obligations to EDI or the underwriters with respect thereto, except as otherwise provided in Section 4.3 hereof.

5.       DEFINITIONS.

         "AGREEMENT" shall have the meaning set forth in the preamble hereto.

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         "DEMAND REGISTRATION" shall have the meaning set forth in Section 1(a)
herein.

         "EDI" shall have the meaning set forth in the preamble.

         "EDI CAPITAL STOCK" shall mean the authorized capital stock of EDI.

         "HRL" shall have the meaning set forth in the preamble hereto.

         "LONG-TERM REGISTRATION" shall have the meaning set forth in Section 1(a) herein.

         "PIGGYBACK REGISTRATION" shall have the meaning set forth Section 2(a) herein.

         "REGISTRABLE SECURITIES" means (i) any EDI Capital Stock issued pursuant to the TDA, (ii) any EDI Capital Stock or other security issued or issuable with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to a offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in effect). For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities, and the Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder.

         "REGISTRATION EXPENSE" shall have the meaning set forth in Section 4(b) herein.

         "SHORT-TERM REGISTRATION" shall have the meaning set forth in Section 1(a) herein.

         "TDA" shall have the meaning set forth in the recitals hereto.

6.       MISCELLANEOUS.

         (a) NO INCONSISTENT AGREEMENTS. EDI shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

         (b) ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES. EDI shall not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

         (c) REMEDIES. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to

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exercise all other rights granted by law. The Parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that, in addition to any other rights and remedies existing in its favor, any Party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

         (d) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of EDI and HRL.

         (e) SUCCESSORS AND ASSIGNS. All covenants and agreements in this Agreement by or on behalf of any of the Parties hereto shall bind and inure to the benefit of the respective successors and assigns of the Parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, HRAI, HRL's owner and any subsequent holder of Registrable Securities.

         (f) SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

         (g) DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

         (h) GOVERNING LAW. All issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of California, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California. In furtherance of the foregoing, the internal law of the State of California shall control the interpretation and construction of this Agreement (and all schedules and exhibits hereto), even though under that jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

         (i) NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to each Investor at the address indicated on the Schedule attached hereto, and to HRL and EDI at the addresses indicated below:

HRL:              HRL Laboratories, LLC
                  Attn: D.R. Allemeier, RL85
                  3011 Malibu Canyon Road
                  Malibu, CA 90265

                  Tel. (310) 317-5851 Fax. (310) 317-5861

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WITH A COPY TO:   Kirkland & Ellis
                  Attn:  Eva Davis
                  777 South Figueroa Street
                  Suite 3400
                  Los Angeles, CA 90017

                  Tel. (213) 680-8508 Fax. (213) 680-8500
EDI:              Eye Dynamics Inc.
                  Attn:  Ronald Waldorf
                  2301 West 205th Street
                  Suite 106
                  Torrance, CA 90501

                  Tel.
                  Fax.

WITH A COPY TO:   Anker, Reed, Hymes & Schreiber
                  Attn:  Robert A. Cohen
                  21333 Oxnard Street
                  Woodland Hills, CA  91367

                  Tel. (818) 501-5800 Fax. (818) 501-4819

or to such other address or to the attention of such other person as the recipient Party has specified by prior written notice to the sending Party.

         (j) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one Party, but all such counterparts taken together shall constitute one and the same Agreement.

                                    * * * * *

                  [remainder of page left blank intentionally]

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         IN WITNESS WHEREOF, the Parties have executed this Registration Rights
Agreement as of the date first written above.

HRL LABORATORIES, LLC                      EYE DYNAMICS INC.

By: /S/ ARTHUR N. CHESTER                    By: /S/ RONALD WALDORF
    ----------------------------                 ------------------------------
    Arthur N. Chester                            Ronald Waldorf
    President                                    Chairman

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                                   APPENDIX I

         If the holders of Registrable Securities request a Demand Registration, EDI may avoid such registration if all of the following conditions are met:

         A. either (i) EDI has Common Stock registered pursuant to Section 12 of the Securities Exchange Act, has been subject to the reporting requirements of
Section 13 of the Securities Exchange Act for a period of at least 90 days immediately preceding the proposed sale of the Registrable Securities and has filed all reports required to be filed thereunder during the 12 months preceding such proposed sale (or for such shorter period that EDI has been required to file such reports) or (ii) EDI has Common Stock registered pursuant to the Securities Act, has been subject to the reporting requirements of Section 15(d) of the Securities Exchange Act for a period of at least 90 days immediately preceding the proposed sale of the Registrable Securities and has filed all reports required to be filed thereunder during the 12 months preceding such proposed sale (or for such shorter period that EDI has been required to file such reports),

         B. counsel for EDI delivers an opinion, satisfactory to a majority of the holders of Registrable Securities requesting such registration and such holders' underwriter, broker, dealer, market maker or agent ("Underwriter"), to the effect that (i) the sale of such securities does not require registration pursuant to the Securities Act and (ii) the sale of such shares may be effected without any restrictions on the amount or manner of such sale,

         C. EDI delivers to the selling holder a prospectus or selling document, satisfactory to a majority of the holders of Registrable Securities and such holders' Underwriter, to enable such holders to sell their Registrable Securities,

         D. EDI pays the expenses incurred in preparing the printing of such prospectus or selling document, the fees and expenses of compliance with applicable blue sky or state securities laws, the fees and disbursements of counsel for EDI and all independent certified public accountants and other Persons retained by EDI, the fees and disbursements of one counsel for the selling holders, EDI's internal expenses and fees for listing the securities to be sold on each securities exchange on which similar securities issued by EDI are then listed and all expenses of the Underwriter (excluding discounts and commissions), and

         E. such holders receive an opinion from the Underwriter that, despite the lack of registration under the Securities Act, the sale of such securities may be effected without (i) any decrease in the price received for such securities, (ii) any increase in the discount or commission of the Underwriter or (iii) any decrease in the amount of securities which the Underwriter believes can practically be sold.

If an offering of Registrable Securities occurs pursuant to this Appendix I, the provisions of Sections 1.4, 3, 4.1(d) through 4.1(i), 4.2(c), 4.3 and 4.4 shall apply to such offering as if it were an offering registered by EDI with the Securities and Exchange Commission.

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